UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 12, 2011
CINTEL CORP.
 (Exact name of registrant as specified in its charter)

Nevada (State or Other Jurisdiction of Incorporation)	333-100046 (Commission File Number)	52-2360156 (I.R.S. Employer Identification Number)

1101 Marycrest Road, Suite#B, Henderson, NV 89074
 (Address of principal executive offices) (zip code)

(310) 997-1407
 (Registrant's telephone number, including area code)

Copies to:
Gregory Sichenzia, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.
Item 3.02 Unregistered Sales of Equity Securities

On March 12, 2011, Cintel Corp. (the “Company”) entered into a share purchase agreement with Dave Han, the President and Chief Executive of the Company, for the sale and issuance of 5,562,973 shares of the Company’s common stock at a price of $0.008 per share.

In connection with the sale the Company relied upon an exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended and/or Regulation S promulgated under the Securities Act of 1933, as amended.

ITEM 9.01 Financial Statements and Exhibits.

(c)           Exhibits.

10.1	Share Purchase Agreement dated March 12, 2011.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINTEL CORP.

Dated: April 1, 2011	By:	/s/ Dave Kyung Han
Dave Kyung Han
President & Chief Executive Officer

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